16. EVENTS AFTER THE REPORTING PERIOD	12 Months Ended
Dec. 31, 2018
Notes
16. EVENTS AFTER THE REPORTING PERIOD

16. EVENTS AFTER THE REPORTING PERIOD

On January 7, 2019, Company granted a total of 183,000 stock options at an exercise price of $0.05 per share for a period of five years to a director and its consultants.

On February 25, 2019, the Company completed the third tranche of a non-brokered private placement by issuing 2,000,000 units at a price of $0.05 per unit for gross proceeds of $100,000. Each Unit consists of one common share and one non-transferable warrant. Each warrant entitles the holder to purchase one additional common share for a 3 year period at a price of $0.10. If however the closing price of the Company’s share are $0.20 or greater for a period of 20 consecutive trading days, the warrants will expire on the earlier of the 30th day after such notice is given and the original expiry date.